T. ROWE PRICE GLOBAL TECHNOLOGY FUND

Supplement to Summary Prospectus Dated May 1, 2018

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective March 31, 2019, Alan Tu will replace Joshua K. Spencer as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Tu joined T. Rowe Price in 2014.

The date of this supplement is February 14, 2019.

F132-041-S 2/14/19